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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                           |X|
Filed by a Party other than the Registrant        |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|X|  Soliciting Material Pursuant to Rule 14a-12


                        AMERICAN COIN MERCHANDISING, INC.


                (Name of Registrant as Specified In Its Charter)
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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box)

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

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2.   Form, Schedule or Registration Statement No.:

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3.   Filing Party:

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4.   Date Filed:

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                                      Filed by American Coin Merchandising, Inc.
                                               Pursuant to Rule 14a-12 under the
                                                 Securities Exchange Act of 1934
                              Subject Company: American Coin Merchandising, Inc.
                                                     Commission File No. 1-14780


1. On January 14, 2002, American Coin, Merchandising, Inc., a Delaware corporation, issued the following press release:

FOR IMMEDIATE RELEASE: Wednesday, January 14, 2002

CONTACT: Randall Fagundo, CEO and President John Cash, Senior Vice President/CFO
         American Coin Merchandising, Inc.  American Coin Merchandising, Inc.
         (303) 444-2559                     (303) 444-2559

                           AMERICAN COIN MERCHANDISING
                    ANNOUNCES SPECIAL MEETING OF STOCKHOLDERS

     Boulder, Colo. - January 14, 2002 -- American Coin Merchandising, Inc., (NASDAQ: AMCN) announced today that the special meeting of American Coin's stockholders for the purpose of voting upon the Agreement and Plan of Merger, dated as of September 9, 2001, by and among Crane Mergerco Holdings, Inc., Crane Mergerco Inc. and American Coin has been scheduled for 10:00 a.m., local time, on Tuesday, February 5, 2002. The close of business on January 9, 2001 is the record date for determining the holders of common stock entitled to vote at the special meeting. American Coin will soon mail proxy statements to all stockholders.

     "Whether or not stockholders plan to attend American Coin's special meeting, we encourage them to take the time to vote by completing and mailing the proxy card they receive in the mail," said Randy Fagundo, President and Chief Executive Officer of American Coin. "If stockholders do not return their cards, instruct their brokers how to vote, or vote in person at the meeting, the effect will be a vote against the merger proposal."

     On September 10, 2001, American Coin announced that it had entered into a definitive agreement to be acquired by Crane Mergerco Holdings, Inc., a newly-formed corporation organized by Wellspring Capital Management LLC and Knightsbridge Holdings, LLC. The agreement provides that the acquiror will pay $8.50 in cash for each outstanding share of the Company's common stock and that the Company's outstanding stock options will be converted into the right to receive a cash payment equal to the value of such options. The acquisition group has secured financing commitments, subject to customary conditions, to provide aggregate funds necessary to effect the transaction. The transaction, which is structured as a cash merger, was approved by the Company's board of directors, acting upon the unanimous recommendation of a special committee of the board comprised of four disinterested directors. In reaching its decision, the special committee received an opinion from the Company's financial advisor, Batchelder & Partners, Inc., that the merger consideration to be received is fair to the Company's stockholders from a financial point of view.

ABOUT AMERICAN COIN MERCHANDISING, INC.

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     American Coin Merchandising, Inc., headquartered in Boulder, Colorado, and its franchisees own and operate more than 26,000 coin-operated amusement vending machines throughout the United States. Over 14,000 of these machines dispense plush toys, watches, jewelry, novelties and other items. American Coin's distinctive amusement vending machines are placed in supermarkets, mass merchandisers, bowling centers, bingo halls, bars, restaurants, warehouse clubs and similar locations.

FORWARD LOOKING STATEMENTS

     Certain statements made in this press release are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements involve risks and uncertainties that may cause actual events and results to differ materially from expected events and results. These risks and uncertainties include the ability of the Company to obtain stockholder approval, the satisfaction of the closing conditions discussed in this press release and in the definitive merger agreement relating to the proposed merger, and the ability of the parties to consummate the merger. In view of these considerations, investors should not place undue reliance on the predictive value of the forward looking statements made in this press release.

IMPORTANT INFORMATION AND WHERE TO FIND IT

     American Coin Merchandising, Inc. has filed a proxy statement with the Securities and Exchange Commission relating to its proposed business combination with Crane Mergerco Holdings, Inc., a newly-formed corporation organized by two investment firms, Wellspring Capital Management LLC and Knightsbridge Holdings, LLC. Investors and stockholders are urged to read the proxy statement, because it contains important information about American Coin, the proposed business combination and related matters. American Coin plans to mail the proxy statement to its stockholders shortly in order to seek their approval of the proposed business combination. A copy of the proxy statement and other documents filed by American Coin with the SEC are available at the SEC's web site at http://www.sec.gov. American Coin's stockholders may also obtain the proxy statement and other documents without charge by directing a request to American Coin Merchandising, Inc., Attention: John Cash, 5660 Central Avenue, Boulder, Colorado 80301, Telephone: (303) 444-2559. American Coin, Crane Mergerco Holdings, Inc., Wellspring Capital Management LLC, Knightsbridge Holdings, LLC and their respective directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies from American Coin's stockholders to approve the proposed business combination between American Coin and Crane Mergerco Holdings. These individuals may have interests in the proposed business combination, some of which may differ from or may be in addition to those of American Coin's stockholders generally. A description of the participants in the solicitation, and their relevant affiliations and interests, is contained in American Coin's proxy statement with respect to the proposed business combination, as filed with the SEC.

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